SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 22, 2005
                 Date of Earliest Event Reported: April 18, 2005

                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

        1-11476                                           95-3977501
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(Commission File Number)                  (I.R.S.  Employer Identification No.)

 13520 Evening Creek Drive, Suite 130, San Diego, California         92128
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement

On April 18, 2005, World Waste Technologies, Inc., a California corporation ("WWT"), granted an option to purchase 350,000 shares of common stock of WWT to David Rane, WWT's Chief Financial Officer, pursuant to WWT's 2004 Stock Option Plan. The option has an exercise price equal to $4.45 per share and vests over four years.

Item 3.02. Unregistered Sales of Equity Securities.

See Item 1.01.

WWT issued and sold the option to Mr. Rane pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and Section 4(2) and Section 4(6) of the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        WORLD WASTE TECHNOLOGIES, INC.


                                        By: /s/ Thomas L. Collins
                                           -------------------------------------
                                           Thomas L. Collins
                                           Chief Executive Officer

Date: April 22, 2005